                                                                    EXHIBIT 10.2

       SECOND AMENDMENT TO CREDIT AGREEMENT AND RATIFICATION OF GUARANTY

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND RATIFICATION OF GUARANTY (this "Second Amendment"), dated as of December 31, 2001, among Gaylord Entertainment Company, a Delaware corporation ("Borrower"), Opryland Hotel-Florida Limited Partnership ("Co-Borrower"), the undersigned guarantors (each a "Guarantor and collectively, the "Guarantors"), Bankers Trust Company ("Administrative Agent"), and Bankers Trust Company, Citicorp Real Estate, Inc. and CIBC Inc. (collectively, the "Lenders");

                                  WITNESSETH:

                  WHEREAS, Borrower, Co-Borrower, the Administrative Agent and the Lenders entered into that certain Credit Agreement dated as of October 9, 2001, as amended by First Amendment to Credit Agreement and Ratification of Guaranty (the "First Amendment") dated as of November 30, 2001 (as so amended, the "Credit Agreement");

                  WHEREAS, Borrower, Co-Borrower and the Lenders desire to amend the Credit Agreement as set forth in this Second Amendment.

                  NOW, THEREFORE, in consideration of the foregoing, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. In Section 6.25.4(a) of the Credit Agreement, the "Maximum Ratio of Consolidated Indebtedness to Consolidated EBITDA" for the "Fiscal Quarter ending December 31, 2001" is hereby increased from "6.25 to 1.0" to "6.6 to 1.0".

         2. As amended hereby, the Credit Agreement remains in full force and effect and is hereby ratified and confirmed in all respects, it being understood that the Administrative Agent and the Lenders hereby expressly reserve all of their rights and remedies under the Credit Agreement, as amended hereby, including, without limitation, their rights and remedies under Section
2.20.4 thereof with respect to any Out of Balance Condition (as defined therein) that may exist by reason of the First Amendment.

         3. By signing below, each of the Guarantors (as defined in the Credit Agreement) (a) acknowledges, consents and agrees to the execution and delivery by Borrower and Co-Borrower of this Second Amendment; (b) ratifies and confirms its obligations under the Guaranty (as defined in the Credit Agreement), which remains unmodified and in full force and effect; (c) acknowledges and agrees that its obligations under the Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment; (d) represents and warrants that it has received and reviewed this Second Amendment; and (e) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, the Guaranty as a result of this Second Amendment or otherwise.

         4. This Second Amendment may not be amended, modified or otherwise changed in any manner except by a writing executed by all of the parties hereto.

         5. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         6. This Second Amendment may be signed in any number of counterparts by the parties hereto, all of which taken together shall constitute one and the same instrument.

                      [SIGNATURE PAGES FOLLOW IMMEDIATELY]

         IN WITNESS WHEREOF, Borrower, Co-Borrower, Administrative Agent, Lenders and Guarantors have executed this Second Amendment as of the date first above written.



                                       BORROWER:

                                       GAYLORD ENTERTAINMENT COMPANY



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       CO-BORROWER:

                                       OPRYLAND HOTEL - FLORIDA
                                       LIMITED PARTNERSHIP, a Florida limited
                                       partnership

                                       By: Opryland Hospitality, LLC, its
                                           general partner

                                       By: Gaylord Entertainment Company, its
                                           sole member



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       LENDERS:

                                       BANKERS TRUST COMPANY, Individually
                                       and as Administrative Agent



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       CITICORP REAL ESTATE, INC.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       CIBC INC.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       GUARANTORS:

                                       COUNTRY MUSIC TELEVISION
                                       INTERNATIONAL, INC., a Delaware
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       ACUFF-ROSE MUSIC PUBLISHING, INC.,
                                       a Tennessee corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       ACUFF-ROSE MUSIC, INC., a Tennessee
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       GAYLORD CREATIVE GROUP, INC., a
                                       Delaware corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       GAYLORD PROGRAM SERVICES, INC., a
                                       Delaware corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       WILDHORSE SALOON ENTERTAINMENT
                                       VENTURES, INC., a Tennessee corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                       OPRYLAND HOSPITALITY, LLC, a
                                       Tennessee limited liability company

                                       By: Gaylord Entertainment Company, a
                                           Delaware Corporation, its sole member



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       MILENE MUSIC, INC., a Tennessee
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       SPRINGHOUSE MUSIC, INC., a Tennessee
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       OPRYLAND THEATRICALS, INC., a
                                       Delaware corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                       OPRYLAND HOTEL-TEXAS, LIMITED
                                       PARTNERSHIP, a Delaware limited
                                       partnership

                                       By: Opryland Hospitality, LLC, its
                                           general partner

                                           By: Gaylord Entertainment Company,
                                               its sole member



                                           By:
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------



                                       OPRYLAND HOTEL-TEXAS, LLC, a Delaware
                                       limited liability company

                                       By: Gaylord Entertainment Company, its
                                           sole member



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       OPRYLAND PRODUCTIONS, INC., a Tennessee
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       OPRYLAND ATTRACTIONS, INC., a Delaware
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                       HICKORY RECORDS, INC., a Tennessee
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       CORPORATE MAGIC, INC., a Texas
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       CCK, INC., a Texas corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       GAYLORD INVESTMENTS, INC., a Delaware
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       GRAND OLE OPRY TOURS, INC., a Tennessee
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------